ACCRUED LIABILITIES (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011
ACCRUED LIABILITIES [Abstract]
Accrued Interest	$ 1,730,000		$ 184,000
Accrued Expenses	8,613,000		4,624,000
Accrued voyage expenses	0	[1]	7,834,000	[1]
Total as of December 31	10,343,000		12,642,000
Unpaid drydocking costs, capitalized	$ 4,000,000		$ 300,000
Number of vessels temporarily operated directly in the spot market	0		3

[1]	As of December 31, 2011, we temporarily operated three vessels in the spot market, by the pool manager through cooperative arrangements. The accrued voyage expenses of $7.8 million represents accrued port costs, bunkers expenses and other voyage related expenses. No vessels were operated under similar arrangements as of December 31, 2012.